Schedule of Investments April 30, 2021 (Unaudited)
Coho Relative Value ESG Fund

	Shares	Value
COMMON STOCKS - 96.2%
Consumer Discretionary - 14.1%
Dollar General	3,686	$791,568
Lowe's Companies	5,240	1,028,350
Ross Stores	8,240	1,078,946
		2,898,864
Consumer Staples - 21.9%
Coca-Cola	15,376	829,997
Colgate-Palmolive	7,074	570,872
Conagra Brands	18,082	670,661
JM Smucker	5,511	721,886
Kroger	14,261	521,097
Sysco	6,895	584,213
Unilever	10,139	595,362
		4,494,088
Financials - 14.5%
Aflac	7,499	402,921
Marsh & McLennan Companies	5,919	803,208
State Street	9,606	806,424
U.S. Bancorp	16,361	971,025
		2,983,578
Health Care - 28.3% #
Amgen	3,112	745,760
CVS Health	10,294	786,462
Johnson & Johnson	5,402	879,067
Medtronic	5,593	732,236
Merck & Co.	8,452	629,674
Quest Diagnostics	4,387	578,557
Thermo Fisher Scientific	1,012	475,873
UnitedHealth Group	2,435	971,078
		5,798,707
Industrials - 6.5%
Stanley Black & Decker	2,218	458,616
W.W. Grainger	2,006	869,681
		1,328,297
Information Technology - 10.9%
Automatic Data Processing	3,736	698,595
Global Payments	4,330	929,348
Microchip Technology	3,987	599,206
		2,227,149

Total Common Stocks		19,730,683
(Cost $17,468,851)

SHORT-TERM INVESTMENT - 3.4%
U.S. Bank N.A., 0.00% ^
(Cost $685,647)	685,647	685,647

Total Investments - 99.6%
(Cost $18,154,498)		20,416,330
Other Assets and Liabilites, Net - 0.4%		85,292
Total Net Assets - 100.0%		$20,501,622

#
As of April 30, 2021, the Fund had a significant portion of its assets invested in the Health Care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

^
The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of April 30, 2021.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of April 30, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$19,730,683	$–	$–	$19,730,683
Short-Term Investment	685,647	–	–	685,647
Total Investments in Securities	$20,416,330	$–	$–	$20,416,330

Refer to the Schedule of Investments for further information on the classification of investments.